UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2010
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2929 California Street, Torrance CA	90503

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 212-7910
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 18, 2010, the Board of Directors (the “Board”) of Motorcar Parts of America, Inc. (the “Registrant”) adopted and approved, effective immediately, the Amended and Restated By-Laws of the Registrant (the “Amended and Restated By-Laws”) that, among other things, (i) added advance notice provisions, (ii) conformed the language of the by-laws to certain aspects of New York law and (iii) clarified and modernized certain other by-law provisions.
The advance notice provisions in the Amended and Restated By-Laws, among other things:
•	require shareholders to provide advance notice of shareholder proposals or nominations (other than Rule 14a-8 proposals or nominations) sought to be made at an annual meeting not less than 90 days nor more than 120 days prior to first anniversary of the preceding year’s annual meeting, subject to specified conditions;

•	require disclosure of material interests of shareholders making proposals or nominations or acting by written consent including, among other things, ownership interests, derivative positions, voting arrangements, hedged positions and other economic and voting interests, as well as any other agreements and arrangements between the shareholder making the proposal or nomination and any other persons regarding the proposal or nomination;

•	require disclosure of certain information regarding any proposed director nominees including, among other things, all material interests of the proposed director nominees and any material relationships between the shareholder proponents and their affiliates on the one hand, and the proposed director nominees and their affiliates, on the other hand;

•	require a reasonably detailed description of all agreements, arrangements and understandings between any shareholder proponents or between any shareholder proponent and any other person or entity in connection with any proposed business;

•	require these disclosures to be updated and supplemented so as to be accurate as of the record date for a meeting and as of 10 business days prior to the meeting, or, for actions by written consent 5 business days prior to the date that the consent solicitation is commenced; and

•	clarify that the requirements in the Amended and Restated By-Laws do not apply to shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain different procedural requirements).
A summary of the other material changes to the Amended and Restated By-Laws compared to the Registrant’s previous by-laws is as follows:

Item	Amended and Restated By-Laws	Previous By-Laws
Time of Shareholder Meeting	As designated by the Board or 15th day of 11th month following close of fiscal year.	As designated by the Board or 15th day of 5th month following close of fiscal year.

Calling of Special Shareholder Meeting	Only Board, Chairman or President may call special shareholder meeting.	Shareholders owning a majority of capital stock could also submit written request for a special meeting.

Notice of Shareholder Meetings	Notice shall be given not less than 10 days nor more than 60 days before the date of the meeting.	Notice shall be given not less than 10 days nor more than 50 days before the date of the meeting.

Record Date for Shareholder Meeting or Action	Record date shall be not more than 60 days nor less than 10 days before the date of a shareholder meeting, nor more than 60 days prior to any other action.	Record date shall be not more than 50 days nor less than 10 days before the date of a shareholder meeting, nor more than 50 days prior to any other action.

Conduct of Shareholder Meetings	Chairman of meeting shall determine all matters relating to the efficient conduct of the meeting and if any business was not properly brought before the meeting.	No corresponding provision.

Voting (Other than Election of Directors)	Majority of votes cast in favor of or against such action at a meeting of shareholders by the holders of shares entitled to vote thereon.	Vote of the holders of a majority of shares represented at a meeting, in person or by proxy, and entitled to vote on the specific matter.

Item	Amended and Restated By-Laws	Previous By-Laws
Record Date for Action by Written Consent	Board may adopt record date for action by written consent within 10 days after receiving a proper shareholder request, and the record date will be not more than 10 days after the adoption of such record date. If no such record date is fixed by the Board, the record date shall be the first date on which a valid signed written consent is delivered to the Registrant.	No corresponding provision.

Requesting Record Date for Action by Written Consent	A shareholder making a request for a record date to act by written consent must, among other things, disclose material interests they have in the Registrant and the proposal, a description of the action proposed and all agreements, arrangements and understandings between the shareholder proponent and any other shareholder.	No corresponding provision.

Removal of Directors	Directors may be removed for cause by holders of at least a majority of outstanding shares of the Registrant entitled to vote at an election of directors or by a majority of the entire Board.	Directors may be removed for cause by holders of at least a majority of outstanding shares of the Registrant entitled to vote at an election of directors or by a majority of the entire Board. Directors may be removed without cause by holders of at least a majority of outstanding shares of the Registrant entitled to vote at an election of directors.

Committees	Board may create committee that may exercise all the powers of the Board in the case of a major disaster, catastrophe or national emergency.	No corresponding provision.

Notice of Amendment	Provision deleted.	If any by-law regulating an impending election of directors is adopted or amended or repealed by the Board, such by-law, together with a concise statement of changes made, shall be set forth in the notice of the next shareholder meeting for the election of directors.

Notices	If notice is required, it can be delivered personally or by mail. If delivered by mail, such notice shall be given when deposited.	No corresponding provision.
The foregoing summary of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

3.1	Amended and Restated By-Laws of Motorcar Parts of America, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
Date: August 24, 2010	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

EXHIBIT INDEX

3.1	Amended and Restated By-Laws of Motorcar Parts of America, Inc.

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